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Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with this annual report on Form 20-F of Manchester United plc (the "Company") for the fiscal year ended 30 June 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward Woodward, Executive Vice Chairman of the Company and Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  (i)
  The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

  (ii)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 27 October 2014

By:	/s/ EDWARD WOODWARD Edward Woodward Executive Vice Chairman (Principal Financial Officer)

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  Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002